© 2017 Herc Rentals Inc. Click to edit Master title style Click to edit Master subtitle style Herc Holdings Inc. Second Quarter Earnings Conference Call for the period ending June 30, 2017 August 8, 2017

© 2017 Herc Rentals Inc. Agenda 2NYSE: HRI Welcome and Introductions Elizabeth Higashi Vice President, Investor Relations Strategic Update and Industry Outlook Larry Silber President and Chief Executive Officer Q2 and First Half Financial Review Barbara Brasier Senior Vice President and Chief Financial Officer Q&A Larry Silber Barbara Brasier Bruce Dressel Senior Vice President and Chief Operating Officer

© 2017 Herc Rentals Inc. Safe Harbor Statements 3NYSE: HRI Basis of Presentation The financial information included in this presentation is based upon the condensed consolidated financial statements of the Company which are presented in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). These financial statements and financial information represent only those operations, assets, liabilities and equity that form Herc Holdings Inc. on a stand-alone basis. Since the spin-off occurred on June 30, 2016, prior period amounts represent carve-out financial results. Forward-Looking Statements This presentation contains statements, including those related to 2017 guidance, that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including: • Risks related to material weaknesses in our internal control over financial reporting and the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off, “Hertz Holdings”), including that: we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor and lender confidence in us and, as a result, the value of our common stock and our ability to obtain future financing on acceptable terms, and we may identify additional material weaknesses as we continue to assess our processes and controls as a stand-alone company with lower levels of materiality; such material weaknesses could result in a material misstatement of our consolidated financial statements that would not be prevented or detected; we receive certain transition services from Hertz Rental Car Holding Company, Inc. (“New Hertz”) pursuant to the transition services agreement covering information technology (“IT”) services and other areas, which impact our control environment and, therefore, our internal control over financial reporting; we continue to expend significant costs and devote management time and attention and other resources to matters related to our internal control over financial reporting and our material weaknesses and Hertz Holdings' restatement could adversely affect our ability to execute our strategic plan; our efforts to design and implement an effective control environment may not be sufficient to remediate the material weaknesses or prevent future material weaknesses; our material weaknesses and Hertz Holdings' restatement could expose us to additional risks that could materially adversely affect our financial position, results of operations and cash flows, including as a result of events of default under the agreements governing our indebtedness and/or government investigations, regulatory inquiries and private actions; we may experience difficulties implementing new IT systems, including the migration of systems from New Hertz; we could experience disruptions to our control environment in connection with the relocation of our Shared Services Center, including as a result of the failure to retain key employees who possess specific knowledge or expertise necessary for the timely preparation of our financial statements; and Hertz Holdings' restatement has resulted in government investigations, books and records demands, and private litigation and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows;

© 2017 Herc Rentals Inc. Safe Harbor Statements - Continued 4NYSE: HRI • Risks related to the spin-off, which effected our separation from New Hertz, such as: we have limited operating history as a stand-alone public company, and our historical financial information for periods prior to July 1, 2016, is not necessarily representative of the results that we would have achieved as a separate, publicly traded company, and may not be a reliable indicator of our future results; the liabilities we have assumed and will share with New Hertz in connection with the spin- off could have a material adverse effect on our business, financial condition and results of operations; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes, including for reasons outside of our control, then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; if New Hertz fails to pay its tax liabilities under the tax matters agreement or to perform its obligations under the separation and distribution agreement, we could incur significant tax and other liability; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; the loss of the Hertz brand and reputation could materially adversely affect our ability to attract and retain customers; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; and if the spin-off is not a legal dividend, it could be held invalid by a court and have a material adverse effect on our business, financial condition and results of operations; • Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including: o the cyclicality of our business, a slowdown in economic conditions or adverse changes in the economic factors specific to the industries in which we operate, in particular industrial and construction; o the dependence of our business on the levels of capital investment and maintenance expenditures by our customers, which in turn are affected by numerous factors, including the level of economic activity in their industries, the state of domestic and global economies, global energy demand, the cyclical nature of their markets, expectations regarding government spending on infrastructure improvements or expansions, their liquidity and the condition of global credit and capital markets; o we may experience difficulties, delay and/or significant costs from a number of IT systems projects, including the migration of our financial system from the New Hertz system to a stand-alone system and the movement of our point of sale system from the New Hertz system to our own, each of which will continue to require significant investment of human and financial resources; o we may have difficulty obtaining the resources that we need to operate, or our costs to do so could increase significantly; o intense competition in the industry, including from our own suppliers, that may lead to downward pricing or an inability to increase prices; o any occurrence that disrupts rental activity during our peak periods given the seasonality of the business, especially in the construction industry; o doing business in foreign countries exposes us to additional risks, including under laws and regulations that may conflict with U.S. laws and those under anticorruption, competition, economic sanctions and anti-boycott regulations; o our success as an independent company will depend on our new senior management team, the ability of other new employees to learn their new roles, and our ability to attract and retain key management and other key personnel; o some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; o changes in the legal and regulatory environment that affect our operations, including with respect to taxes, consumer rights, privacy, data security and employment matters, could disrupt our business and increase our expenses; o an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact;

© 2017 Herc Rentals Inc. Safe Harbor Statements - Continued 5NYSE: HRI o other operational risks such as: any decline in our relations with our key national account customers or the amount of equipment they rent from us; our equipment rental fleet is subject to residual value risk upon disposition, and may not sell at the prices we expect; we may be unable to protect our trade secrets and other intellectual property rights; we may fail to respond adequately to changes in technology and customer demands; our business is heavily reliant upon communications networks and centralized IT systems and the concentration of our systems creates or increases risks for us, including the risk of the misuse or theft of information we possess, including as a result of cyber security breaches or otherwise, which could harm our brand, reputation or competitive position and give rise to material liabilities; failure to maintain, upgrade and consolidate our IT networks could materially adversely affect us; we may face issues with our union employees; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; environmental, health and safety laws and regulations and the costs of complying with them, or any change to them impacting our customers’markets could materially adversely affect us; decreases in government spending could materially adversely affect us and a lack of or delay in additional infrastructure spending may have a material adverse effect on our share price; maintenance and repair costs associated with our equipment rental fleet could materially adversely affect us; and strategic acquisitions could be difficult to identify and implement and could disrupt our business or change our business profile significantly; • Risks related to our substantial indebtedness, such as: our substantial level of indebtedness exposes us or makes us more vulnerable to a number of risks that could materially adversely affect our financial condition, results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks; • Risks related to the securities market and ownership of our stock, including that: the market price of our common stock may fluctuate significantly; the market price of our common stock could decline as a result of the sale or distribution of a large number of our shares or the perception that a sale or distribution could occur and these factors could make it more difficult for us to raise funds through future stock offerings; and provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and • Other risks and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2016, under Item 1A "Risk Factors" and in our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements.

© 2017 Herc Rentals Inc. Information Regarding Non-GAAP Financial Measures  In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation which is not calculated according to GAAP (“non-GAAP”), such as adjusted EBITDA and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry.  Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation. 6NYSE: HRI

© 2017 Herc Rentals Inc. 7NYSE: HRI • Leveraging 50 years of knowledge and experience with a new name and brand • Driving initiatives to complete the separation from Hertz efficiently and effectively • Implementing the strategic decisions and business investments needed to drive profitable growth • Accelerating rental revenue growth through fleet and customer diversification • Investing in fleet to improve mix and dollar utilization • Investing in facilities, sales and training programs to enhance sales and operational efficiencies • Investing in technology to drive customer user experience Our First Anniversary as a Stand-alone Public Company

© 2017 Herc Rentals Inc. Decisions that Support Our Strategic Direction Disciplined Capital Management IT Infrastructure North American Operations 8NYSE: HRI Discontinued development of new IT systems initiated prior to spin- off; will build on our current industry standard systems Signed agreement to sell and lease back 44 company-owned locations Proceed with the separation from our former parent Expected to generate approximately $120 million of additional liquidity in the second half of 2017 Strategy Decision Result Decided to sell certain non-core international equipment Focus on North American operations

© 2017 Herc Rentals Inc. Financial Highlights – Q2 2017 9NYSE: HRI 1 Excluding impact of foreign currency translation. Key markets are defined as markets we currently serve outside of upstream oil and gas markets. 2 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 29. 3 Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin-related costs. 4 For a calculation of net fleet capital expenditures, see the Appendix beginning on slide 29. Equipment Rental Revenues $350.8 million +7.0% YoY Equipment Rental Revenues Growth in Key Markets1 + 8.9% YoY 85% of total Pricing + 1.5% YoY in Key Markets +1.4% YoY Overall Net Loss ($27.6) million Adjusted EBITDA2 $133.1 million 32.0% margin Affirmed 2017 Guidance3 Adjusted EBITDA: $550 to $590 million Net Fleet CapEx4 : $275 to $325 million

© 2017 Herc Rentals Inc. Committed to Our Strategic Direction Disciplined Capital Management Expand and Diversify Revenues Improve Operating Effectiveness Enhance Customer Experience On the Path Forward • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues • Focus on safety and labor productivity • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Provide premium products and services • Introduce innovative technology solutions • Drive EBITDA margin growth • Emphasize fleet management • Improve key financial metrics 10NYSE: HRI

© 2017 Herc Rentals Inc. Expand and Diversify Revenues: Strong Q2 Revenue Growth • Overall rental revenue growth accelerated in the second quarter and oil and gas markets appear to be stabilizing • Achieved above market growth • Strong performance from the coastal regions and major markets • Pricing was strong in key markets, particularly in the U.S. in both national and local accounts • Local rental revenues grew faster than national account revenues in the quarter • ProSolutions and ProContractor delivered strong year-over-year rental growth • Ancillary revenue increased 12.2% in the quarter over the prior-year period 11NYSE: HRI 1 Excludes the impact of foreign currency Year-Over-Year Price Change by Quarter Year-Over-Year Rental Revenue Growth 1 8.1% 7.2% 6.2% 8.5% 8.9% 0.1% 1.4% 1.3% 3.8% 7.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Key Markets Overall 1.7% 1.8% 1.5% 1.7% 1.5% 0.5% 0.5% 0.5% 1.1% 1.4% 0.0% 0.5% 1.0% 1.5% 2.0% Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Key Markets Overall

© 2017 Herc Rentals Inc. Expand and Diversify Revenues: Improving Fleet Mix 12NYSE: HRI Aerial - Booms 18.9% Aerial - Scissors & Other 7.2% Earthmoving - Heavy 9.3% Earthmoving - Compact 7.6%Material Handling- Telehandlers 13.4% Material Handling - Industrial 3.3% Trucks and Trailers 12.4% ProSolutions 13.5% ProContractor 6.3% Air Compressors 2.8% Other 1.9% Lighting 1.7% Compaction 1.7% OEC as of June 30, 2017 1 • Continued to aggressively manage fleet through purchases of new equipment categories to broaden customer base and improve $ utilization • Since year end 2015, ProContractor and ProSolutions equipment combined, increased from 16% to nearly 20% of total OEC • Continued shift towards higher $ utilization equipment categories including aerial scissor lifts, industrial material handling and compact earth moving 1 Original equipment cost based on ARA guidelines.

© 2017 Herc Rentals Inc. Improve Operating Effectiveness: Improving Profitability • Rental revenue growth of 7.0% exceeded growth in average OEC fleet of 4.7% reflecting improved volume, mix and pricing • $ Utilization of 34.0% for the second quarter improved 50 basis points versus the prior year, the first year-over-year increase since the downturn in oil and gas markets • Focusing on vertical market sales strategies to drive customer and industry diversification • Improving branch efficiencies through further training in standard operating procedures • Continuing to reduce FUR: 13.1% in June 2017 compared to 13.3% in June 2016, reflecting better turnaround of equipment 13NYSE: HRI

© 2017 Herc Rentals Inc. Improve Operating Effectiveness: Focus on Safety • We highlighted our safety programs throughout June’s National Safety Month with special programs for our team members • Safety performance remains a major focus and the YTD total recordable incident rate (TRIR) declined 9% versus the same period in 2016 • Our ultimate goal is for zero incidents and safety performance remains our number one priority 14NYSE: HRI • Training in sales, branch operations, systems and safety continues to be an important investment for new and seasoned personnel

© 2017 Herc Rentals Inc. Enhance Customer Experience: Q2 2017 Highlights • Introducing a new ProContractor campaign focused on implementation of OSHA requirements for controlling silica dust • Growing ProSolutions through customized solutions across a broad array of diverse industries • Developing new customized catalogs for targeted markets • Introducing our broad range of products and solutions to customers through our Ready! location events and other branch activities 15NYSE: HRI

© 2017 Herc Rentals Inc. Enhance Customer Experience: Investing in Technology • Continuing to build out technology applications that help our customers work more efficiently, effectively and safely: • ProControl telematics applications are helping customer track performance, utilization and service • Herc on the Go will track the delivery of equipment • E-Apply is helping customers open new accounts faster and more efficiently • Optimus provides “real-time” price quotations to our customers • Mobile apps are supporting our commitment to our customers’ efficiency and effectiveness NYSE: HRI 16

© 2017 Herc Rentals Inc. $299.2 $307.9 2016 2017E Strong Industry Outlook Supports Our Growth Proposition Positive market growth and further penetration of rental solutions expected to continue 1 The American Institute of Architects (AIA). 2 ARA / IHS Global Insight as of July 2017, excludes Party & Event data. 3 Dodge Analytics. 4 Industrial information resources. ($ in billions) as of July 2017 N.A. Equipment Rental Market 2 Non-Residential Starts 3 Architecture Billings Index 1 Industrial Spending 4 $235 $249 $272 $281 $ 2016 2017E 2018E 2019E ($ in billions) a$3s5 0 of April 2017 17NYSE: HRI ($ in billions) as of July 2017 • Key industry metrics remain positive – non- residential construction growth of 4.6% projected through 2019 • American Rental Association (ARA) forecasts North American equipment rental growth of 4.5% through 2021 • Industrial spending is expected to grow 2.9% in 2017 • Continuing shift from ownership to rental will fuel growth $38 $31 $32 $35 $38 $41 $44 $47 $49 $51 $54 $57 $59 $61 08 09 10 11 12 13 14 15 16 17E 18E 19E 20E 21E J a n -9 6 J a n -0 0 J a n -0 4 J a n -0 8 J a n -1 2 J a n -1 6 50 Jun 54.2 as of June 2017

© 2017 Herc Rentals Inc. Transformation in Process • Executing our strategy and driving improvements in operating performance • Successfully diversifying fleet mix to higher dollar utilization equipment categories • Achieving above market growth in major urban locations • Growing local rental revenues faster than national accounts • Broadening Herc Rentals Operating Model to improve branch efficiency • Reducing equipment, parts and service costs through better vendor management • Enhancing customer service through key initiatives such as premium brands and new technologies 18NYSE: HRI

© 2017 Herc Rentals Inc. Financial Overview

© 2017 Herc Rentals Inc. Q2 and First Half Financial Summary 20NYSE: HRI 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 29. $ in millions, except EPS Three Months Ended June 30, Six Months Ended June 30, 2017 2016 2017 2016 Equipment Rental Revenues $ 350.8 $ 327.9 $ 671.4 $ 635.7 Total Revenues 415.8 380.4 805.2 746.0 Net Loss (27.6) (8.0) (66.8) (9.5) Diluted Loss Per Share (0.98) (0.28) (2.36) (0.34) Adjusted EBITDA1 $ 133.1 $ 130.6 $ 230.9 $ 238.4

© 2017 Herc Rentals Inc. $ 671.4 $0.9 $9.3 $45.9 $635.7 2016 Currency translation Key markets Oil and gas 2017 Q2 and First Half Equipment Rental Revenues $ in millions • Overall equipment rental revenues increased 7.0% in the second quarter, and 5.6% for the first half, achieving above market growth • Upstream oil and gas markets appear to be stabilizing after two and a half years of year- over-year declines • Equipment rental revenue increased +8.9% in key markets in the second quarter, excluding currency • Key markets increase attributable to: – Traction of urban market strategy – Strong growth in the coastal regions and major markets – ProSolutions and ProContractor growth year-over- year • Key markets represented 85% of rental revenue • Q2 pricing increased 1.5% YoY in key markets and 1.4% overall Q2 Equipment Rental Revenue Bridge Q2 and First Half Summary 21NYSE: HRI $ 350.8 $1.9 $24.5 $0.3 $327.9 200 220 240 260 280 300 320 340 360 2016 Currency translation Key markets Oil and gas 2017 First Half Equipment Rental Revenue Bridge

© 2017 Herc Rentals Inc. • Total revenues increased 9% for the second quarter year-over-year, and 8% for the first half • Sales of revenue earning equipment increased almost 50% in the second quarter versus the prior-year period • Continued aggressive fleet management to achieve our strategic goals • New equipment sales continue to be lower year-over-year due to the focus on higher-margin rental activities Q2 and First Half Total Revenues 22NYSE: HRI $415.8 $2.1 $2.1$24.8 $380.4 $14.8 300 320 340 360 380 400 420 440 2016 Currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2017 Q2 Total Revenue Bridge $ in millions First Half Total Revenue Bridge $805.2 $0.9 $8.1 $36.6 $746.0 $31.6 675 695 715 735 755 775 795 815 835 2016 Currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2017 Q2 and First Half Summary

© 2017 Herc Rentals Inc. $(66.8) $0.1 $49.6 $29.3 $21.4 $9.7 $42.6 $10.2 ($9.5) (80) (60) (40) (20) 0 20 40 60 2016 Currency Translation Income tax benefit Spin-off costs Impairment Interest Expense Depreciation of REE All Other 2017 $(27.6) $0.1 $29.3 $18.3 $10.6 $2.4 $27.5 $8.6 ($8.0) (40) (30) (20) (10) 0 10 20 30 40 2016 Currency Translation Income tax benefit Spin-off costs Impairment Interest Expense Depreciation of REE All Other 2017 $ in millions • Impairment charges were $29 million in the quarter, consisting primarily of a write-off related to discontinued development of new information technology systems • Interest expense reflects debt on a stand- alone basis and includes $6 million related to the cost of the redemption of 10% of the senior notes in the first quarter offset by interest savings in the second quarter • Fleet depreciation increased due to fleet growth and carryover effect of ordinary course rate adjustments made in 2016 • Spin-off costs were reduced $9 million in the quarter and $10 million in the first half Q2 and First Half Net Loss Q2 Net Loss Bridge 23NYSE: HRI 1 Excludes the impact of currency translation. First Half Net Loss Bridge Q2 and First Half Summary 1 1 1 1 1 1

© 2017 Herc Rentals Inc. 0 20 40 60 100 140 $ in millions Q2 Adjusted EBITDA Bridge Q2 and First Half Adjusted EBITDA1 • Strong equipment rental revenue growth was offset by operational and sales investments to promote future growth • The improvement in the results of the sales of revenue earning equipment added to adjusted EBITDA • Stand-alone public company costs increased ~$6 million in the quarter and ~$11 million in the first half compared to prior year periods • Stand-alone public company costs were previously considered spin-off costs in the first half of 2016 because we were a division of Hertz 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 29. 2 Q1 items includes first quarter expenses related to business transformation, year-end reporting, and charges related to the bankruptcy filing of a large customer. 24NYSE: HRI 140 First Half Adjusted EBITDA Bridge Q2 and First Half Summary 2 $133.1 $0.6 $11.7 $5.5 $3.9 $2.7 $24.8 $2.1 $130.6 0 20 40 60 80 100 120 140 160 180 2016 Currency translation Equipment Rental Revenue Loss on sales of revenue earning equipment Direct operating expenses Stand-alone public company costs Sales costs All Other 2017 $230.9 $0.4 $20.3 $11.0 $10.5 $6.3 $5.0 $36.6 $9.4 $238.4 0 50 100 150 200 250 300 2016 Currency translation Equipment Rental Revenue Loss on sales of revenue earning equipment Direct operating expenses Stand-alone public company costs Q1 items Sales costs All Other 2017

© 2017 Herc Rentals Inc.NYSE: HRI 25 1 Original equipment cost based on ARA guidelines. Fleet at Original Equipment Cost1 • Average fleet at OEC1 for the period ended June 30, 2017 • Increased 4.7% in Q2 2017 versus the prior-year period • Increased 5.0% in the first half 2017 versus the prior-year period • Dollar utilization was 34.0% for the second quarter 2017, up 50 bps from the prior year period $ in millions Q1 2017 Q2 2017 First Half 2017 Beginning Balance – Fleet at OEC $3,556 $3,556 $3,556 Expenditures – Fleet at OEC $119 $217 $ 336 Disposals – Fleet at OEC ($120) ($111) ($231) Foreign Currency / Other $1 ($9) ($8) Ending Balance – Fleet at OEC $ 3,556 $ 3,653 $ 3,653

© 2017 Herc Rentals Inc.NYSE: HRI 26 Debt and Liquidity Debt Liquidity $ in millions, as of 06/30/17 • Stable debt totaling $2.2 billion as of June 30, 2017 provides financial flexibility • Maintained ample liquidity during the quarter with $733 million as of June 30, 2017 • Net cash from operating activities totaled $123 million with free cash flow1 for the first six months of $23 million, which was positively impacted by changes in working capital • Signed agreement to sell and lease back 44 locations - expected to generate ~$120 million of additional liquidity 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 29. ABL Facility Outstanding Letters of Credit 1,750.0 (1,005.0) (24.5) Availability from ABL Cash and Cash Equivalents 720.5 12.0 Total Liquidity $ 732.5 $1,005.0 $549.0 $562.5 '17 '18 '19 '20 '21 '22 '23 '24 ABL Credit Facility Senior Secured Second Priority Notes Capital Leases and Other borrowings $62.6

© 2017 Herc Rentals Inc. 2017 Full Year Guidance1 NYSE: HRI 27  Trajectory of year-over-year rental revenue growth heading into seasonal peak  Stabilization of upstream oil and gas markets  Improved volume, mix and pricing  Growing rental revenue faster than fleet  Continuing focus on controlling costs  Realizing the benefits of investments made in people, processes, and facilities Expected Drivers for Second Half Adjusted EBITDA Adjusted EBITDA: $550 to $590 million Net Fleet CapEx: $275 to $325 million 1 Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin-related costs.

© 2017 Herc Rentals Inc.NYSE: HRI 28 We have achieved strong above market top-line growth We have made important strategic decisions that position us for the future We continued to invest in people, processes, and facilities to improve profitability in the long term We are affirming our 2017 guidance We remain confident in our strategy Q2 Key Takeaways

© 2017 Herc Rentals Inc. NYSE: HRI29 Appendix 29

© 2017 Herc Rentals Inc. 30NYSE: HRI 1 OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association, which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 2 Fleet Age: The OEC weighted age of the entire fleet. Net Fleet Capital Expenditures: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 3 Dollar Utilization ($ Ute): Dollar utilization is an operating measure calculated by dividing rental revenue by the average OEC of the equipment fleet for the relevant time period. 4 Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 5 FUR: Fleet unavailable for rent. 6 Glossary of Terms Commonly Used in the Industry

© 2017 Herc Rentals Inc. 31NYSE: HRI Reconciliation of Net Income to EBITDA and Adjusted EBITDA  EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies.  EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain on disposal of a business and certain other items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and period-over- period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non- GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. However, EBITDA and Adjusted EBITDA do not purport to be alternatives to net earnings as an indicator of operating performance. Additionally, neither measure purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments.

© 2017 Herc Rentals Inc. $ in millions Three Months Ended June 30, Six Months Ended June 30, 2017 2016 2017 2016 Net loss $ (27.6) $ (8.0) $ (66.8) $ (9.5) Provision for income taxes (22.2) 5.3 (37.3) 5.3 Interest expense, net 31.6 13.3 69.4 19.8 Depreciation of revenue earning equipment 94.3 84.2 187.2 166.0 Non-rental depreciation and amortization 12.6 10.6 24.3 21.1 EBITDA 88.7 105.4 176.8 202.7 Restructuring charges 0.4 3.1 1.0 3.4 Restructuring related charges 1.8 2.7 1.8 2.7 Spin-off costs 9.1 17.7 16.7 26.9 Non-cash stock-based compensation charges 3.0 1.7 4.5 2.7 Impairment 29.3 - 29.3 - Other 0.8 - 0.8 - Adjusted EBITDA $ 133.1 $ 130.6 $ 230.9 $ 238.4 Total Revenues $ 415.8 $ 380.4 $ 805.2 $ 746.0 Adjusted EBITDA $ 133.1 $ 130.6 $ 230.9 $ 238.4 Adjusted EBITDA Margin 32.0% 34.3% 28.7% 32.0% 32NYSE: HRI Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

© 2017 Herc Rentals Inc. 33NYSE: HRI Reconciliation of Free Cash Flow Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less revenue earning equipment expenditures, proceeds from disposal of revenue earning equipment, property and equipment expenditures, proceeds from disposal of property and equipment and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures.

© 2017 Herc Rentals Inc. 34NYSE: HRI Reconciliation of Free Cash Flow $ in millions Six Months Ended June 30, 2017 2016 Net cash provided by operating activities $ 122.6 $ 208.1 Revenue earning equipment expenditures (160.8) (142.5) Proceeds from disposal of revenue earning equipment 88.6 74.2 Net Fleet Capital Expenditures (72.2) (68.3) Non-rental capital expenditures (26.0) (13.4) Proceeds from disposal of property and equipment 1.7 2.8 Other investing activities (3.3) 5.6 Free Cash Flow $ 22.8 $134.8

© 2017 Herc Rentals Inc.NYSE: HRI 35 1 Original equipment cost based on ARA guidelines. Historic Fleet at Original Equipment Cost1 $ in millions Q1 2016 Q2 2016 Q3 2016 Q4 2016 Full Year 2016 Q1 2017 Q2 2017 First Half 2017 Beginning Balance – Fleet at OEC $3,384 $3,391 $3,537 $3,616 $3,384 $3,556 $3,556 $3,556 Expenditures – Fleet at OEC $90 $220 $142 $43 $495 $119 $217 $ 336 Disposals – Fleet at OEC ($96) ($85) ($57) ($90) ($328) ($120) ($111) ($231) Foreign Currency / Other $13 $11 ($6) ($13) $5 $1 ($9) ($8) Ending Balance – Fleet at OEC $3,391 $3,537 $3,616 $3,556 $3,556 $ 3,556 $ 3,653 $ 3,653

© 2017 Herc Rentals Inc. Expand and Diversify Revenues: Driving $ Utilization 36NYSE: HRI Aerial - Booms 19.8% Aerial - Scissors & Other 6.2% Earthmoving - Heavy 11.7% Earthmoving - Compact 7.2% Material Handling- Telehandlers 13.5% Material Handling - Industrial 3.2% Trucks and Trailers 13.0% ProSolutions 12.6% ProContractor 4.3% Air Compressors 3.1% Other 2.0% Lighting 1.7% Compaction 1.7% Aerial - Booms 18.9% Aerial - Scissors & Other 7.2% Earthmoving - Heavy 9.3% Earthmoving - Compact 7.6%Material Handling- Telehandlers 13.4% Material Handling - Industrial 3.3% Trucks and Trailers 12.4% ProSolutions 13.5% ProContractor 6.3% Air Compressors 2.8% Other 1.9% Lighting 1.7% Compaction 1.7% OEC as of 06/30/2016 1 OEC as of 06/30/2017 1 Increased • Aerial – Scissor Lifts • Material Handling - Industrial • ProContractorTM and ProSolutionsTM Reduced • Aerial – Booms • Earthmoving - Heavy • Material Handling - Telehandlers 1 Original equipment cost based on ARA guidelines.

© 2017 Herc Rentals Inc. 37NYSE: HRI